AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
August 2014

For the month of August 2014, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 0.92% and a net return of 0.88%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of 1.10% for the month.

August gross relative performance: -0.18%

Performance for periods ended August 31, 2014 (Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	5.00%	6.28%	3.38%	4.72%	5.13%
HIT Total Net Rate of Return	4.69%	5.82%	2.94%	4.27%	4.70%
Barclays Capital Aggregate Bond Index	4.81%	5.66%	2.91%	4.48%	4.72%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Weak performance by fixed-rate single family MBS (RMBS), the worst performing major sector in the index with excess returns of -18 basis points (bps).  The HIT was underweight in this sector with a 26.0% allocation versus 28.8% in the Barclays Aggregate as of August 31, 2014.

●
Poor performance by corporate bonds, the second worst performing major sector in the Barclays Aggregate with excess returns of -12 bps.  The HIT does not invest in corporate bonds, whereas the sector comprised 23.4% of the index as of August 2014.

Negative contributions to the HIT’s performance included:

●
Weak performance by agency multifamily mortgage-backed securities (MBS) as spreads widened to Treasuries.  FHA/Ginnie Mae multifamily permanent and construction/permanent loan certificate spreads widened by about 6 bps and 9 bps, respectively. Fannie Mae multifamily DUS security spreads also widened across all structures, with the benchmark 10/9.5s increasing by about 3 bps and intermediate duration 7/6.5s widening by 4 bps. The HIT had 22.2% of its portfolio invested in DUS securities across various structures as of August 31, 2014, whereas the Barclays Aggregate does not hold DUS securities.

AFL-CIO HOUSING INVESTMENT TRUST                                                  August 2014 Performance Commentary

●
Strong performance by Treasuries, the best performing major sector in the Barclays Aggregate. The HIT is underweight Treasuries, with an allocation of 6.1% compared to 35.3% for the index at the end of August.

●
The portfolio’s slightly short relative duration as interest rates fell across the yield curve.  Two-, 5-, 10-, and 30-year Treasury rates dropped by 4, 13, 22, and 24 bps, respectively. At month-end the portfolio’s duration was approximately 0.52 years shorter than the index.

August 2014 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	1.05%	0	5.39
Agencies	0.84%	7	4.11
Single family agency MBS (RMBS)	0.94%	-18	4.82
Corporates	1.44%	-12	7.19
Commercial MBS (CMBS)	0.54%	-21	4.01
Asset-backed securities (ABS)	0.32%	-1	2.51
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	7/31/14	8/31/14	Change
1 Month	0.003%	0.013%	0.010%
3 Month	0.023%	0.023%	0.000%
6 Month	0.048%	0.048%	0.000%
1 Year	0.114%	0.086%	-0.028%
2 Year	0.530%	0.490%	-0.039%
3 Year	0.992%	0.930%	-0.062%
5 Year	1.754%	1.626%	-0.128%
7 Year	2.234%	2.042%	-0.192%
10 Year	2.559%	2.344%	-0.215%
30 Year	3.317%	3.080%	-0.237%
Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.